UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2008

TOWER TECH HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction of Incorporation)

0-31313	88-0409160
(Commission File Number)	(IRS Employer
Identification No.)

101 South 16th Street, P.O. Box 1957 Manitowoc, Wisconsin 54221-1957
(Address of Principal Executive Offices) (Zip Code)

(920) 684-5531
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K announces completion of an acquisition that was previously announced on a Current Report on Form 8-K dated December 9, 2007, filed by Tower Tech Holdings Inc. (the “Company”) with the Securities and Exchange Commission on December 13, 2007 (the “Original 8-K”). The Original 8-K announced that the Company had entered into a Membership Interest Purchase Agreement (the “Membership Interest Purchase Agreement”) to acquire all of the outstanding membership interests of Energy Maintenance Service, LLC, a Gary, South Dakota-based full service provider to the wind industry (“Energy Maintenance Service”). The amount of cash and stock consideration that the Company agreed to pay to the members of Energy Maintenance Service pursuant to the Membership Interest Purchase Agreement is reported correctly on this Current Report. The amounts differ from those reported in the Original 8-K due to an adjustment to the purchase price calculation that occurred between the date the Membership Interest Purchase Agreement was signed and the date the acquisition was completed. This Current Report also notes that Joseph A. Kolbach will serve as President of Energy Maintenance Service following completion of the acquisition. Finally, this Current Report clarifies that the employees of Energy Maintenance Service will remain employees of that subsidiary following completion of the acquisition.

Item 2.01      Completion of Acquisition or Disposition of Assets

Energy Maintenance Service, LLC Acquisition

On January 16, 2008, pursuant to the Membership Interest Purchase Agreement, as amended by Amendment No. 1 thereto, the Company completed its acquisition of all of the outstanding membership interests of Energy Maintenance Service (“Closing”). The purchase price for the Energy Maintenance Service acquisition consisted of cash and stock. The stock portion of the purchase price consisted of 1,629,834 shares of Company common stock, calculated at a per share price of $8.48, which represented a discount to the market price at the time of the execution of the Membership Interest Purchase Agreement and Closing. The cash distributed at Closing was approximately $18.43 million, which included a $2.25 million final tax adjustment and a $2.36 million adjustment to enable Energy Maintenance Service to pay employee bonuses and for the cancellation of options to purchase membership interests of Energy Maintenance Service, as described in further detail below.  A portion of the stock and cash will be held in escrow for an eighteen month escrow period to serve as a fund for indemnification obligations provided for under the Membership Interest Purchase Agreement, as amended by Amendment No. 1 thereto. The cash amount of the purchase price was funded through equity financing, the terms of which are disclosed below under the heading “Tontine Financing.”

Upon Closing, the Company entered into an employment agreement with the former President and Chief Executive Officer of Energy Maintenance Service, Joseph A. Kolbach, pursuant to which Mr. Kolbach will serve as President of Energy Maintenance Service and become a member of the Company’s Executive Management Committee.

In connection with the acquisition, Energy Maintenance Service employees and certain other persons who held options to purchase membership interests of Energy Maintenance Service agreed to terminate those options upon Closing. In exchange for that arrangement, the Company agreed to issue incentive stock options to acquire an aggregate of 158,000 shares of Company common stock and Energy Maintenance Service paid a cash cancellation fee, as described above. Energy Maintenance Service intends to continue to employ the option holders following Closing, and the options to purchase shares of Company common stock were issued pursuant to the Company’s 2007

Equity Incentive Plan, which was approved by the Company’s Board on August 20, 2007 and remains subject to shareholder approval (the “2007 Plan”).

In addition, the Company assumed approximately $2.5 million of senior debt from Energy Maintenance Service in connection with the acquisition.

Upon Closing, the Company executed a Registration Rights Agreement with Joseph A. Kolbach and the former members of Energy Maintenance Service. The Registration Rights Agreement grants to Mr. Kolbach, the former members of Energy Maintenance Service and such parties’ qualifying transferees certain demand and “piggyback” registration rights with respect to the shares of Tower Tech Common Stock issued to them under the Membership Interest Purchase Agreement (as amended by Amendment No. 1 thereto). The registration rights granted under the Registration Rights Agreement terminate as to a stockholder when the securities held by such person have: (i) been effectively registered and disposed of in accordance with a registration statement; (ii) been sold to the public pursuant to Rule 144 (or by similar provision under the Securities Act of 1933, as amended (the “Securities Act”)); or (iii) are eligible for resale under Rule 144(k) (or by similar provision under the Securities Act).

The foregoing summaries of the Energy Maintenance Service acquisition and the related Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the Membership Interest Purchase Agreement, a copy of which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed December 13, 2007 and is incorporated herein by reference, Amendment No. 1 to the Membership Interest Purchase Agreement, a copy of which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed January 14, 2008 and is incorporated herein by reference, and the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Tontine Financing

On January 16, 2008, the Company sold 2,031,250 shares of common stock in a private placement at $8.48 per share for a total purchase price of $17,225,000, pursuant to a previously disclosed Amended and Restated Securities Purchase Agreement (the “Securities Purchase Agreement”) with Tontine Capital Partners, L.P., Tontine Partners, L.P. and Tontine 25 Overseas Master Fund, L.P. (collectively, with their affiliates, “Tontine”).

Prior to this transaction, Tontine owned approximately 38% of the Company’s issued and outstanding common stock, the majority of which was issued pursuant to private placement agreements between the Company and Tontine dated March 1, 2007 (the “March 2007 Agreement”) and August 22, 2007 (the “August 2007 Agreement”), the terms of which are described in the Company’s Current Reports on Form 8-K filed March 5, 2007 and August 24, 2007, respectively. Tontine has also purchased shares of Company common stock in private transactions with certain officers and directors of the Company and their family members.  In connection with the March 2007 Agreement and the August 2007 Agreement, the Company agreed that for so long as Tontine holds at least 10% of the then issued and outstanding common stock, Tontine shall have the right to have a representative attend meetings of the Company’s Board of Directors as an observer, and that for so long as Tontine holds at least 20% of the then issued and outstanding common stock, Tontine shall have the right to appoint three members of the Company’s Board of Directors.  In October 2007, Tontine exercised this right by appointing Mr. James Lindstrom, Mr. Charles Beynon and Mr. William Barrett to the Company’s Board of Directors. In addition, the Company has approved the acquisition of its common stock by Tontine such that Tontine will not be subject to certain restrictions set forth in the Nevada Revised Statutes.  The Company has agreed that it will not revoke such approval and that it will use its best efforts to ensure that any future acquisitions by

Tontine shall not be subject to anti-takeover provisions included in any of the Company’s organizational documents or the laws and regulations of any governmental authority.

In connection with the August 2007 Agreement, the Company issued senior subordinated convertible promissory notes to Tontine  (the “Notes”), the terms of which are described in the Company’s Current Report on Form 8-K filed October 24, 2007. The Notes contain a conversion feature which became effective January 19, 2008, and subject to certain conditions, enables Tontine to convert the outstanding principal and accrued interest on the Notes into shares of Company common stock. The Notes are filed as Exhibits 10.3 through 10.5 to the Company’s Current Report on Form 8-K filed October 24, 2007.

Pursuant to a Registration Rights Agreement entered into in connection with the March 2007 Agreement and amended in connection with the August 2007 Agreement, Tontine also has demand and piggyback registration rights for all of the shares of Company common stock that it owns, including the shares that the Company issued to Tontine pursuant to the Securities Purchase Agreement. The Registration Rights Agreement is filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed March 5, 2007, and the Amendment to the Registration Rights Agreement is filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K filed October 24, 2007.

The foregoing summary of Tontine’s financing of the Company’s acquisition of Energy Maintenance Service does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement a copy of which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed January 4, 2008 and is incorporated herein by reference.

Item 3.02      Unregistered Sales of Equity Securities

The information set forth in Item 2.01 above with respect to the sale of 1,629,834 shares of Company common stock to the members of Energy Maintenance Service and 2,031,250 million shares of Company common stock to Tontine in transactions that are not registered under the Securities Act, is incorporated herein by reference.

The information set forth in Item 2.01 above with respect to the issuance of incentive stock options to purchase 158,000 shares of Company common stock under the 2007 Plan is incorporated herein by reference. Additionally, on January 14, 2008, the Company issued an incentive stock option to purchase 15,000 shares of Company common stock to an employee who was recently hired to serve as the Vice President of Sales of the Company’s Tower Tech Systems, Inc. subsidiary, which, when aggregated with the unregistered sales of equity securities that the Company made in connection with the financing and acquisition of Energy Maintenance Service, exceeds five percent of the number of shares of Company common stock outstanding. All of the incentive stock options disclosed under this Item 3.02 will have a ten year term and will vest in pro rata increments on the first through fifth anniversaries of the grant date. The options have a per share exercise price equal to the fair market value of the Company’s common stock on the date of grant, which was $10.90 per share for the options granted to the Energy Maintenance Service employees upon Closing and $12.85 per share for the options granted to the Vice President of Sales of Tower Tech Systems, Inc. on January 14, 2008. The terms of the incentive stock option grants will be governed by incentive stock option agreements with each employee. Copies of the 2007 Plan and the Company’s form of incentive option agreement are filed as Exhibits 10.2 and 10.3, respectively, to the Company’s quarterly report on Form 10QSB for the quarter ended September 30, 2007 and are incorporated herein by reference.

The Company believes that each of the above transactions was exempt from the registration requirements of the Securities Act by virtue of Section 4(2) thereof and Regulation D promulgated thereunder, based on the limited number of offerees in any such offering, representations and warranties made by such offerees in the particular transactions, or the identity of such offerees as either accredited investors or an executive officer or director of the Company.

Item 8.01       Other Events

On January 17, 2008, the Company issued a press release announcing the events described in this Current Report.  A copy of this press release is furnished as Exhibit 99.1.

Item 9.01		Financial Statements and Exhibits

(a)		Financial Statements of business acquired

Tower Tech Holdings Inc. will provide the financial statements of Energy Maintenance Service, LLC required by paragraph (a) of Item 9.01 of Form 8-K on a Form 8-K/A within 71 days of the date that this initial report on Form 8-K is required to be filed with the Securities and Exchange Commission.

(b)		Pro Forma Financial Information

Tower Tech Holdings Inc. will provide the pro forma information required by paragraph (b) of Item 9.01 of Form 8-K on a Form 8-K/A within 71 days of the date that this initial report on Form 8-K is required to be filed with the Securities and Exchange Commission.

(c)		Shell Company Transactions. None.

(d)		Exhibits:

2.1

Membership Interest Purchase Agreement dated December 9, 2007 among the Company, Energy Maintenance Service, LLC, Joseph A. Kolbach and the members of Energy Maintenance Service, LLC – incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed December 13, 2007

2.2

Amendment No. 1 to the Membership Interest Purchase Agreement dated December 9, 2007 among the Company, Energy Maintenance Service, LLC, Joseph A. Kolbach and the members of Energy Maintenance Service, LLC – incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed January 14, 2008

10.1

Amended and Restated Securities Purchase Agreement dated January 3, 2008 among the Company, Tontine Capital Partners, L.P., Tontine Partners, L.P. and Tontine 25 Overseas Master Fund, L.P. – incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed January 4, 2008

	10.2	Registration Rights Agreement dated January 16, 2008 among the Company, EMS, Inc., Fagen, Inc., Joseph A. Kolbach and Daniel A. Yarano

	99.1	Press Release dated January 17, 2008 announcing completion of the acquisition of Energy Maintenance Service, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2008

TOWER TECH HOLDINGS INC.

/s/ Steven A. Huntington
Steven A. Huntington
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
2.1

Membership Interest Purchase Agreement dated December 9, 2007 among the Company, Energy Maintenance Service, LLC, Joseph A. Kolbach and the members of Energy Maintenance Service, LLC – incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed December 13, 2007

2.2

Amendment No. 1 to the Membership Interest Purchase Agreement dated December 9, 2007 among the Company, Energy Maintenance Service, LLC, Joseph A. Kolbach and the members of Energy Maintenance Service, LLC – incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed January 14, 2008

10.1

Amended and Restated Securities Purchase Agreement dated January 3, 2008 among the Company, Tontine Capital Partners, L.P., Tontine Partners, L.P. and Tontine 25 Overseas Master Fund, L.P. – incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed January 4, 2008

10.2	Registration Rights Agreement dated January 16, 2008 among the Company, EMS, Inc., Fagen, Inc., Joseph A. Kolbach and Daniel A. Yarano

99.1	Press Release dated January 17, 2008 announcing completion of the acquisition of Energy Maintenance Service, LLC